SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

     TAX EXEMPT LONG-TERM FUND SHARES
     TAX EXEMPT LONG-TERM FUND ADVISER SHARES
     TAX EXEMPT SHORT-TERM FUND SHARES
     TAX EXEMPT SHORT-TERM FUND ADVISER SHARES
     TAX EXEMPT INTERMEDIATE-TERM FUND SHARES
     TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES
     TAX EXEMPT MONEY MARKET FUND
     CALIFORNIA BOND FUND SHARES
     CALIFORNIA BOND FUND ADVISER SHARES
     CALIFORNIA MONEY MARKET FUND
     NEW YORK BOND FUND SHARES
     NEW YORK BOND FUND ADVISER SHARES
     NEW YORK MONEY MARKET FUND
     VIRGINIA BOND FUND SHARES
     VIRGINIA BOND FUND ADVISER SHARES
     VIRGINIA MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2013, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   12/02/2013               /S/ DANIEL S. MCNAMARA
       ________________          ___________________________________
                                 Daniel S. McNamara
                                 President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

     TAX EXEMPT LONG-TERM FUND SHARES
     TAX EXEMPT LONG-TERM FUND ADVISER SHARES
     TAX EXEMPT SHORT-TERM FUND SHARES
     TAX EXEMPT SHORT-TERM FUND ADVISER SHARES
     TAX EXEMPT INTERMEDIATE-TERM FUND SHARES
     TAX EXEMPT INTERMEDIATE-TERM FUND ADVISER SHARES
     TAX EXEMPT MONEY MARKET FUND
     CALIFORNIA BOND FUND SHARES
     CALIFORNIA BOND FUND ADVISER SHARES
     CALIFORNIA MONEY MARKET FUND
     NEW YORK BOND FUND SHARES
     NEW YORK BOND FUND ADVISER SHARES
     NEW YORK MONEY MARKET FUND
     VIRGINIA BOND FUND SHARES
     VIRGINIA BOND FUND ADVISER SHARES
     VIRGINIA MONEY MARKET FUND

In connection with the Annual Reports on Form N-CSR/S (Reports) of the above-named issuer for the Funds listed above for the period ended September 30, 2013, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  12/02/2013               /S/ ROBERTO GALINDO, JR.
      ________________          __________________________________
                                Roberto Galindo, Jr.
                                Treasurer